Financial assets and financial liabilities	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial assets and financial liabilities
10.	Financial assets and financial liabilities

10.1	Financial liabilities: loans and borrowings
The Group has the following principal and interest amounts outstanding for loans and bonds:

Short-term borrowings and current portion of long-term debt	December 31, 2019		December 31, 2018
	Interest rate, %	Amount of outstanding debt	Interest rate, %	Amount of outstanding debt
In Russian rubles
Banks and financial institutions	7.8	1,347	9.3-9.6	3,634
Corporate lenders	—	—	6.7	10
Weighted average interest rate for the period	7.8		9.4

In euro
Banks and financial institutions	1.7-1.9	524	1.3-2.8	580
Corporate lenders	—	—	3.0	22
Weighted average interest rate for the period	1.9		1.5
Current portion of long-term debt	—	368,335	—	398,171
Interest payable	—	9,014	—	7,749
Fines and penalties on overdue amounts	—	2,097	—	2,128

Total short-term borrowings and current portion of long-term debt		381,317		412,294

Long-term debt	December 31, 2019		December 31, 2018
	Interest rate, %	Amount of outstanding debt	Interest rate, %	Amount of outstanding debt
In Russian rubles
Banks and financial institutions	1.0-9.8	239,659	5.0-10.0	242,499
Bonds issue	8.0-11.9	6,370	8.0-12.3	10,979
Corporate lenders	9.3	43	6.7	73
Weighted average interest rate for the period	7.9		9.3

In U.S. dollars
Banks and financial institutions	3.2-9.0	44,725	3.9-9.9	54,719
Corporate lenders	—	—	3.0	138
Weighted average interest rate for the period	8.4		8.6

In euro
Banks and financial institutions	0.8-7.0	84,743	0.8-7.0	96,301
Weighted average interest rate for the period	4.8		4.8
Current part of long-term loans and borrowings		(368,335)		(398,171)

Total long-term debt		7,205		6,538

Aggregate scheduled maturities of the debt outstanding as of December 31, 2019 were as follows:

Payable by
On demand	373,705
2020 (current portion)	7,612
2021	4,829
2022	2,292
2023	14
2024	49
Thereafter	21

Total	388,522

The unused portion under all credit facilities as of December 31, 2019 and 2018 was RUB 514 million and RUB 573 million, respectively.

The outstanding balances of principal amount of short-term and long-term debt by denominated currencies and major banks as of December 31, 2019 and 2018 were as follows:

Short-term and long-term debt	December 31, 2019	December 31, 2018
Russian ruble-denominated
Gazprombank	139,971	142,635
VTB	99,411	73,416
Sberbank	—	25,723
Bonds	6,370	10,979
Eximbank of Russia	—	3,305
Other	1,667	1,137

Total	247,419	257,195

U.S. dollar-denominated
VTB	27,256	7,573
BNP	9,587	10,759
VEB	7,000	8,794
Sberbank	—	23,147
MCB	676	4,037
Pre-export facility	—	7
Other	206	540

Total	44,725	54,857

Euro-denominated
VTB	66,145	74,794
BNP	13,793	15,752
ING Bank	2,221	2,541
NatWest Markets	1,352	1,549
Commerzbank	—	1,317
Deutsche Bank AG.	1,150	—
Other	606	950

Total	85,267	96,903

Total short-term and long-term debt	377,411	408,955

(a)	Pre-export facility agreement
In 2018, the Group refinanced an existing pre-export credit facility by receiving a new euro-denominated loan from VTB in the amount of RUB 66,368 million (EUR 897 million at the dates of transactions). The loan matures in April 2022. The outstanding balances of the pre-export credit facility as of December 31, 2019 and 2018 were nil and RUB 7 million ($100 thousand at exchange rate as of December 31, 2018), respectively.
The finance income in the amount of RUB 12,854 million was recorded in the consolidated statements of profit (loss) and other comprehensive income for the year ended December 31, 2018 as a result of refinancing of pre-export credit facility.

(b)	VTB facilities
In November 2019, all the ruble-denominated credit facilities of CMP, SKCC and BFP were transferred from Sberbank to VTB according to the assignment agreement between Sberbank and VTB, the terms and conditions remained the same in the assigned agreement.
The outstanding balances of the ruble-denominated facilities as of December 31, 2019 and 2018 were RUB 99,411 million and RUB 73,416 million, respectively, bearing interest at 7.8-8.8% p.a.
In December 2016, the Group signed amendments to the restructuring agreements and, in April 2017, VTB confirmed the restructuring terms under the credit facilities of Mechel PAO, CMP, SKCC and Yakutugol including an extension of the repayment grace period until 2020 and the final maturity until 2022 and annual interest rate at the level of the key rate of the Central Bank of the Russian Federation plus 1.5% for the ruble-denominated credit facilities. In accordance with the restructuring terms, the repayment of a RUB 30,000 million credit facility issued to Mechel PAO is made in equal installments within 36 months starting February 22, 2017 from the proceeds received from VTB under the credit facility issued to CMP
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In October 2018, the Group fulfilled the terms of restructuring agreement signed in 2015. Consequently, finance income in the amount of RUB 12,101 million, including fines and penalties in the amount of RUB 9,878 million, was recognised in the consolidated statements of profit (loss) and other comprehensive income for the year ended December 31, 2018.
In 2018, the Group received an euro-denominated loan from VTB bearing interest at 1M EURIBOR plus 5.5% p.a. in the amount of EUR 897 million (RUB 66,368 million at the date of transactions) in order to refinance the existing pre-export credit facilities in the amount of EUR 864 million (RUB 63,844 million at the date of transactions) and for other purposes in the amount of EUR 33 million (RUB 2,524 million at the date of transactions).
The outstanding balances of the euro-denominated credit facilities as of December 31, 2019 and 2018 were RUB 66,145 million and RUB 74,794 million, respectively, bearing interest at 5.3-7.0% p.a.
In November 2019, all the U.S. dollar-denominated credit facilities of SKCC were transferred from Sberbank to VTB according to the assignment agreement between Sberbank and VTB.
The outstanding balance of the U.S. dollar-denominated credit facilities as of December 31, 2019 and 2018 was RUB 27,256 million and RUB 7,573 million, respectively, bearing interest at 9.0% p.a.

(c)	Gazprombank facilities
The outstanding balances of the ruble-denominated facilities as December 31, 2019 and 2018 were RUB 139,971 million and RUB 142,635 million, respectively, bearing interest at 7.8% p.a.

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Cash flows arising from settlement of VTB credit facilities were disclosed on a gross basis (as cash inflows and cash outflows within financing activities in the amount of RUB 5,000 million for the years ended December 31, 2019, 2018 and 2017). All payments under the credit facility issued to Mechel PAO are made upon receipt of the respective proceeds from VTB under the credit facility issued to CMP.

In 2015, the Group signed restructuring agreements (became effective in 2016) and in April 2017, Gazprombank confirmed the restructuring terms of the credit facilities of SKCC, Yakutugol, CMP, Mechel Service, Mechel-Energo, BMP, Port Posiet, Mechel Coke and USP including an extension of the repayment grace period until 2020 and of the final maturity until 2022 and annual interest rate at the level of the key rate of the Central Bank of the Russian Federation plus 1.5% for the ruble-denominated credit facilities.
In March 2018, the Group fully repaid the overdue interest accrued prior to the credit facilities restructuring in 2016. Consequently, fines and penalties in the amount of RUB 7,323 million were recorded as finance income in the consolidated statements of profit (loss) and other comprehensive income for the year ended December 31, 2018.

(d)	Sberbank facilities
In November 2019, all the ruble-denominated credit facilities of CMP, SKCC and BFP, excluding interest payable for the amount of RUB 182 million, were transferred from Sberbank to VTB according to the assignment agreement between Sberbank and VTB, the terms and conditions remained the same in the assigned agreement.
The outstanding balances of the ruble-denominated facilities as of December 31, 2019 and 2018 were nil and RUB 25,723 million, respectively.
In 2016, the Group signed restructuring agreements and amicable settlements agreement approved by the courts with Sberbank and, in April 2017, Sberbank confirmed the restructuring terms under the relevant credit facilities including an extension of the repayment grace period until 2020 and the final maturity until 2022 and annual interest rate at the level of the key rate of the Central Bank of the Russian Federation plus 1.5% for the ruble-denominated credit facilities and 3M LIBOR plus 7% for the U.S. dollar-denominated credit facilities.
In November 2019, all the U.S. dollar-denominated credit facilities of SKCC, excluding interest payable for the amount of RUB 370 million ($5,984 thousand at exchange rate as of December 31, 2019), were transferred from Sberbank to VTB according to the assignment agreement between Sberbank and VTB, the terms and conditions remained the same in the assigned agreement.
The outstanding balances of the U.S. dollar-denominated facilities as of December 31, 2019 and 2018 were nil and RUB 23,147 million ($333,198 thousand at exchange rate as of December 31, 2018), respectively. As of December 31, 2019 and 2018, there were no overdue principal amount and overdue interest on the Sberbank credit facilities.

(e)	VEB facility
In September 2017, the Group signed a new credit agreement, providing the Group with refinancing of existing credit facilities and the final maturity until April 2022. According to the agreement, VEB provided a credit facility in the amount of up to $190 million to refinance existing credit facilities.
The Elgaugol’s outstanding balances under VEB credit facility as of December 31, 2019 and 2018 were RUB 7,000 million ($113,069 thousand at exchange rate as of December 31, 2019) and RUB 8,794 million ($126,583 thousand at exchange rate as of December 31, 2018), respectively, bearing interest at 5.5% p.a.
As of December 31, 2019 and 2018, there were no overdue principal amount and overdue interest on the VEB credit facilities. The use of proceeds under the facility is limited to the development of the Elga coal project.

(f)	Bonds
During 2009-2011, Mechel PAO placed a number of issues of the 5,000,000 ruble-denominated bonds each in an aggregate principal amount of RUB 40,000 million with maturity dates between February 2020 — July 2021. The range of coupon interest rate as of December 31, 2019 varies from 8.0% p.a. to 11.9% p.a.

(g)	Other loans
Other loans represent the Russian ruble, U.S. dollar and euro-denominated long-term and short-term loans bearing interest at 0.8%-10.9% p.a. The outstanding balance under other loan agreements amounted to RUB 31,258 million and RUB 41,887 million as of December 31, 2019 and 2018, respectively.
As of December 31, 2019, the Group’s overdue principal amount and overdue interest on other loans amounted to RUB 25,354 million and RUB 1,563 million, respectively, as of December 31, 2018 — RUB 25,209 million and RUB 1,726 million, respectively. The fines and penalties on overdue amounts of RUB 2,097 million and RUB 1,622 million were recorded in loans and borrowings in the consolidated statement of financial position as of December 31, 2019 and 2018, respectively. The fines and penalties in the amount of RUB 733 million, RUB 858 million and RUB 1,038 million were recorded as finance costs in the consolidated statements of profit (loss) and other comprehensive income for the year ended December 31, 2019, 2018 and 2017, respectively.
In 2010-2017, the Group signed revolving credit agreements for working capital financing up to RUB 4,512 million with several banks. These revolving credit lines allow the Group to withdraw, repay and re-draw in the agreed amounts, timing and number of times until the arrangement expires. Borrowings bear interest at 5.3-7.0% p.a.

(h)	Pledges
In order to secure bank financings, the Group pledged shares in certain key subsidiaries, including 100% of Yakutugol, 95% + 3 shares of SKCC, 91.66% of shares of CMP, 50% + 2 shares of common shares of BMP, 80% + 2 shares of KMP, 87.5%+3 shares of Mechel Mining, 75% + 2 shares of USP, 25% + 1 share of Izhstal, 25% + 1 share of Port Posiet, 50.99% of registered capital of Elgaugol, 25% of registered capital of Mecheltrans, 100% of registered capital of Fincom-invest OOO, 25% of registered capital of BFP, 25% of registered capital of Port Temryuk, 1.99% of registered capital of Mecheltrans Vostok OOO, 1.99% of registered capital of Elga-road as of December 31, 2019.
As of December 31, 2019 and 2018, the carrying value of property, plant and equipment pledged under the loan agreements amounted to RUB 116,717 million and RUB 117,370 million, respectively (Note 15). Carrying value of inventories pledged under the loan agreements amounted to RUB 2,931 million and RUB 3,472 million as of December 31, 2019 and 2018, respectively. Accounts receivable pledged as of December 31, 2019 and 2018 amounted to RUB 179 million and RUB 1,044 million, respectively. Additionally, CMP pledged its rights to receive future payments (revenue) related to the contract with Russian Railways JSC in the amount of RUB 6,191 million ($100 million).
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3	CMP’s accounts receivable from Russian Railways JSC as of December 31, 2019 amounted to RUB 695 million.

(i)	Covenants
The Group’s loan agreements contain a number of covenants and restrictions, which include, but are not limited to, financial ratios, minimum value of shareholders’ equity and certain cross-default provisions. The covenants also include, among other restrictions, limitations on: (1) raising of additional borrowings; (2) amount of dividends in common and preferred shares; and (3) amounts that can be spent for capital expenditures, new investments and acquisitions. Covenant breaches if not waived generally permit lenders to demand accelerated repayment of principal and interest.
The Group was required to comply with the following ratios under the most significant loan agreements with the Russian state-controlled banks as of December 31, 2019
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:

Restrictive covenants	Requirement	Actual as of December 31, 2019
Group’s EBITDA to Net Interest Expense	Shall not be less than 2.0:1.0	1.36:1.0
Group’s EBITDA to Consolidated Financial Expense	Shall not be less than 2.0:1.0	1.40:1.0
Group’s Net Debt to EBITDA	Shall not exceed 6.0:1.0	8.85:1.0
Group’s Total Debt to EBITDA	Shall not exceed 3.5:1.0	8.51:1.0
Group’s Cash flow from operating activities to EBITDA	Shall not be less than 0.8:1.0	1.08:1.0
Group’s EBITDA to Revenue	Shall not be less than 0.2:1.0	0.18:1.0
As of December 31, 2019, the Group was not in compliance with all major covenants set by the loan agreements with the Russian state-controlled banks, except for the Cash flow from operating activities to EBITDA. Also, the Group was not in compliance with covenants contained in the loan agreements with foreign banks (such as Net Borrowings to EBITDA ratio, EBITDA to Net Interest Expense ratio and targeted amount of Adjusted Shareholder’s Equity). There was a default on payments of principal and interest in the amount of RUB 25,354 million and RUB 1,563 million, respectively, which is represented primarily by ECA-covered loans (represented by the credit facilities of BNP, ING, NatWest, Deutsche Bank AG and other international banks). As a result, the long-term debt of RUB 220,046 million was reclassified to short-term liabilities as of December 31, 2019.
10.2 Financial instruments risk management objectives and policies
The Group is exposed to foreign currency risk, credit risk and liquidity risk. Management reviews and agrees policies for managing each of these risks, which are summarised below.
Liquidity risk
Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability, but can also increase the risk of losses. The Group has procedures with the objective of minimizing such losses such as maintaining sufficient cash and other highly liquid current assets to meet its liabilities as and when they fall due.

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Net Debt and Total Debt are calculated according to the respective definitions set by the credit agreements. Generally, Total Debt includes outstanding loans, lease, bonds and other finance liability balances; Net Debt is equal to Total Debt less cash and cash equivalents.

As of December 31, 2019, the Group was in breach of a number of financial and non-financial covenants contained in the Group’s loan agreements which led to cross-defaults under other loan and lease agreements, permitting the respective lenders under such other facilities to accelerate the payment of principal and interest under their loans.

The following tables show the remaining contractual maturities at the reporting date of the Group’s non-derivative financial liabilities, which are based on contractual undiscounted cash flows (including interest payment computed using contractual rates, or if floating, based on rates current at the reporting date) and the earliest the Group can be required to pay.

	Maturity
	On demand	Within 1 year	More than 1 year but less than 2 years	More than 2 years but less than 3 years	More than 3 years but less than 4 years	More than 4 years	Total
At December 31, 2019
Loans and borrowings, including interest payable	373,799	7,998	5,024	2,325	14	70	389,230
Lease liabilities	8,802	3,992	3,122	1,230	643	12,515	30,304
Trade and other payables	20,210	14,642	—	—	—	—	34,852
Other financial liabilities	—	—	54,450	38	38	19	54,545

	Maturity
	On demand	Within 1 year	More than 1 year but less than 2 years	More than 2 years but less than 3 years	More than 3 years but less than 4 years	More than 4 years	Total
At December 31, 2018
Loans and borrowings, including interest payable	406,337	7,185	4,520	2,550	16	119	420,727
Lease liabilities	1,664	5,186	908	886	745	350	9,739
Trade and other payables	15,891	15,270	352	186	16	—	31,715
Other financial liabilities	—	—	—	55,742	—	—	55,742
Credit risk
Credit risk arises when a failure by counterparties to discharge their obligations could reduce the amount of future cash inflows from financial assets on hand at the reporting date.
The Group is exposed to credit risk from its operating activities (primarily trade receivables (Note 12)) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments.
Customer credit risk is managed by each subsidiary subject to the Group’s established policy, procedures and control relating to customer credit risk management. Credit quality of a customer is assessed and individual credit limits are defined in accordance with this assessment. Outstanding customer receivables are regularly monitored. The contractual credit period for sales of goods is about 30 days on average. No interest is charged on trade receivables.

An impairment analysis is performed at each reporting date on an individual basis for major customers. In addition, a large number of minor receivables are grouped into homogenous groups and assessed for impairment collectively. The calculation is based on actual incurred historical data. Based on the results of impairment analysis the allowance for expected credit losses on receivables is recognised (Note 12).
The maximum exposure to credit risk arising from the Group’s financial assets is presented as follows:

	December 31, 2019	December 31, 2018
Restricted cash (excluding cash on hand)	147	51
Cash deposits	1,074	494
Trade and other receivables	15,442	17,718
Other financial assets	382	533
— Promissory notes	—	212
— Loans issued	368	305
— Bonds	14	16

Total	17,045	18,796

The Group evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.
Foreign currency risk
Foreign currency risk is the risk that the value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchanges rates. This risk arises when commercial transactions and recognised assets and liabilities are denominated in a currency different from the Group’s functional currencies.
The Group undertakes transactions denominated in foreign currencies and consequently is exposed to foreign currency risk. Approximately 26% of the Group’s sales are denominated in U.S. dollars and 11% of the Group’s sales are denominated in euro, 13% of the Group’s borrowings are denominated in U.S. dollars and 22% of the Group’s borrowings are denominated in euro. The Group does not have formal arrangements to mitigate foreign currency risk. However, management of the Group believes that the foreign currency risk from sales of the Group denominated in U.S. dollars and euro is partly mitigated by foreign exchange (loss) gain from the Group’s borrowings and purchases denominated in foreign currencies, mostly in euro and U.S. dollars.
The Group’s exposure at the reporting date to foreign currency risk arising from recognised assets and liabilities denominated in a currency other than the functional currency of the entity to which they relate to is set out in the table below:

Assets and liabilities denominated in U.S. dollars	December 31, 2019	December 31, 2018
Current assets	639	157
Trade and other receivables	172	27
Cash and cash equivalents	467	130

Non-current liabilities	(4,667)	—
Loans and borrowings	(4,667)	—

Current liabilities	(41,047)	(54,954)
Loans and borrowings	(38,861)	(51,732)
Trade and other payables	(2,186)	(3,222)

Assets and liabilities denominated in euro	December 31, 2019	December 31, 2018
Current assets	171	812
Trade and other receivables	63	510
Cash and cash equivalents	108	302

Non-current liabilities	(148)	(219)
Lease liabilities	(148)	(219)

Current liabilities	(88,794)	(101,294)
Loans and borrowings	(86,213)	(98,285)
Trade and other payables	(2,499)	(2,953)
Lease liabilities	(82)	(56)
Sensitivity analysis
The table below demonstrates the Group’s sensitivity to a devaluation of the Russian ruble against U.S. dollar and euro which management believes is an appropriate measure in the current market conditions and which would impact its operations:

	Change in U.S. dollar to Russian ruble exchange rate	Effect ((decrease)/ increase) on profit before tax	Change in Euro to Russian ruble exchange rate	Effect ((decrease)/ increase) on profit before tax
2017	+10%	(11,785)	+10%	(2,674)
	-10%	11,785	-10%	2,674
2018	+14%	(7,672)	+14%	(14,098)
	-14%	7,672	-14%	14,098
2019	+13%	(5,860)	+13%	(11,540)
	-11%	4,958	-11%	9,765
Interest rate risk
Interest rate risk is the risk that changes in floating interest rates adversely impacts the financial results of the Group. As of December 31, 2019 and 2018, the share of the borrowings with floating rates in the total amount of the borrowings were 97% (incl. key rate of the Central Bank of the Russian Federation – 65%, LIBOR, EURIBOR and other – 32%) and 95% (incl. key rate of the Central Bank of the Russian Federation – 62%, LIBOR, EURIBOR and other – 33%), respectively.
The table below demonstrates the Group’s sensitivity to the change of floating rates:

	Increase/decrease in the key rate of the Central Bank of Russian Federation (%)	Effect ((decrease)/ increase) on profit before tax	Increase/ decrease in LIBOR (%)	Effect ((decrease)/ increase) on profit before tax	Increase/ decrease in EURIBOR (%)	Effect ((decrease)/ increase) on profit before tax
2017	+1.00%	(2,744)	+0.48%	(500)	+0.04%	(8)
	-2.00%	5,488	-0.24%	250	-0.08%	16
2018	+0.75%	(1,922)	+0.50%	(226)	+0.20%	(190)
	-1.00%	2,563	-0.15%	68	-0.01%	9
2019	+1.25%	(3,116)	+0.35%	(145)	+0.15%	(126)
	-1.25%	3,116	-0.35%	145	-0.15%	126

10.3	Other current financial assets
In November 2011, the owners of the metallurgical plants (refer to Note 8(a)) and the Group entered into a loan agreement pursuant to which a loan of $944,530 thousand (RUB 28,433 million at exchange rate as of November 10, 2011) was granted by the Group. The loan consists of several tranches which bear interest at the range of 1-8.5% p.a. To secure the loan, shares in the major metallurgical plants (or shares in parent companies of such metallurgical plants) were pledged. The proceeds from this loan were used by the metallurgical plants to repay most of the accounts receivable owed to the Group. According to the loan agreement, in the event that the loan is not repaid at maturity (September 30, 2012), the Group was entitled to enforce the pledge over the pledged metallurgical plants assets and thereby take control of these assets subject to approval from the Russian Federal Antimonopoly Service. The Group has not taken possession of assets provided as collateral because these entities are under the bankruptcy procedure and burdened with substantial amount of debt.
The Group evaluates the recoverability of the loan based on the fair value of the pledged assets. As of December 31, 2019, 2018 and 2017, this loan in the amount of RUB 7,992 million, RUB 10,240 million and RUB 9,800 million, respectively, was fully provided for as the fair value of the pledged assets was nil as at these dates.
In 2019, this loan was partially written off in the amount of $34,929 thousand (RUB 2,250 million at the dates of transactions) due to liquidation of certain debtors.

10.4	Other non-current financial liabilities
The Group recognised other non-current financial liabilities under the put option of Gazprombank in the amount of RUB 48,201 million as of December 31, 2019 and RUB 44,056 million as of December 31, 2018 (estimated at the present value of the consideration to be transferred upon the exercise of the put option discounted at the key rate of the Central Bank of the Russian Federation plus 2%). The respective finance cost was recognised in the consolidated statement of profit (loss) and other comprehensive income in the amount of RUB 4,145 million, RUB 3,796 million and RUB 4,062 million for 2019, 2018 and 2017, respectively (Note 24.4).
On August 23, 2019, the Group received the offer from Gazprombank to acquire a 34% stake in the Elga coal complex. The offer expired on January 20, 2020 and the Group did not exercise its preemptive right under the offer. Gazprombank still has put option to sell the stake (in full or in part) in the Elga coal complex to the Group within three years following a five-year grace period or in case of a breach of conditions stipulated by the put option agreement signed in 2016.

10.5	Other current financial liabilities
As part of the restructuring requirement, in January 2017, the Group signed a call option agreement with VTB providing VTB with an option to acquire preferred shares of Mechel PAO.
At the date of the call option agreement, the Group recognised the financial liability at fair value in the amount of RUB 815 million. The corresponding amount was capitalized as restructuring fees within loans and borrowings considering this call option agreement as part of the restructuring requirement.

On August 10, 2018, VTB notified the Group of its decision to exercise the option and receive cash of RUB 442 million. On August 22, 2018, RUB 442 million has been paid by the Group in full.

10.6	Leases
The Group has lease contracts for various items of land, operating machinery and equipment and transportation vehicles. None of them meets the definition of investment property. The Group presents right-of-use assets within property, plant and equipment in the consolidated statement of financial position.
Set out below are the carrying amounts of right-of-use assets recognised and the movements during the period:

	Land	Buildings and constructions	Operating machinery and equipment	Transportation vehicles	Total
At January 1, 2019	—	—	643	9,469	10,112
Adjustment on initial application of IFRS 16	1,932	681	73	12	2,698
Additions	200	541	405	7,401	8,547
Depreciation charge	(72)	(138)	(204)	(2,587)	(3,001)
Disposals	(9)	—	(6)	(2)	(17)
Impairment	(72)	—	(19)	(363)	(454)
Transfer to own property, plant and equipment	—	—	(114)	(1)	(115)
Exchange differences	(1)	(23)	(15)	(3)	(42)

At December, 31 2019	1,978	1,061	763	13,926	17,728

The Group presents lease liabilities separately from other liabilities in the consolidated statement of financial position.
The following amounts related to the lease were recognised for the reporting period:

2019
The maturity analysis of lease liabilities	Note 10.2
The cash flow effect of sale and leaseback transactions (net increase, consolidated statement of cash flows)	248
Interest expense on lease liabilities (Note 24.4)	1,409
Expense relating to short-term leases	1,536
Commitments for short-term leases as of December 31	62
The total cash outflow for leases	5,404
The Group’s lease contracts contain a number of restrictions, which included but not limited to, overdue principal and cross-default provisions. As of December 31, 2019 and 2018, the Group was not in compliance with the payment schedules under certain lease contracts and the Group’s loan agreements. As a result, the related long-term lease liabilities of RUB 5,480 million and RUB 1,320 million were reclassified to short-term lease liabilities due to covenant violations as of December 31, 2019 and 2018, respectively.

In June 2019, the Group has extended a contract for lease of railway carriages until July 2021 resulting in addition to right-of-use assets and lease liabilities recognised in the amount of RUB 4,862 million. Until May 2019, the contract for lease of these railway carriages was short-term and contract expense was recognised within expense relating to short-term leases.
The Group has lease contracts that have not yet commenced as of December 31, 2019 with the future lease payments of RUB 45 million within one year, RUB 110 million within five years and RUB 1 million thereafter.